Exhibit 10(n)-2

Execution Version

FIRST AMENDMENT AND LIMITED WAIVER
TO CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT AND LIMITED WAIVER TO CREDIT AND SECURITY AGREEMENT, dated as of October 10, 2004 (this “Amendment”), is entered into by and among PPL RECEIVABLES CORPORATION (“Borrower”), PPL Electric Utilities Corporation (“PPL Electric”), Blue Ridge Asset Funding Corporation (“Blue Ridge”), and Wachovia Bank, National Association (together with its successors and assigns, the “Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

WHEREAS, the Borrower, PPL Electric, Blue Ridge and the Agent have entered into that certain Credit and Security Agreement, dated as of August 1, 2004 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

WHEREAS, the parties to the Agreement wish to amend the Agreement in certain respects as hereinafter described;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Limited Waiver. Pursuant to Section 9.1(i) of the Agreement (prior to giving effect to the amendment in Section 2 hereof), an Amortization Event shall occur if as at the end of any Calculation Period the three-month rolling average Dilution Ratio shall exceed 2.25% (the “Dilution Ratio Event”). The Borrower hereby informs the Agent that the Dilution Ratio Event occurred as of August 31, 2004 and is continuing (prior to giving effect to the amendment in Section 2 hereof) and requests that the Agent waive the Amortization Event occurring as a result of the Dilution Ratio Event. The Agent hereby waives such Amortization Event.

SECTION 2. Amendment. From the date hereof Section 9.1(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(i) As at the end of any Calculation Period:

(i) the three-month rolling average Delinquency Ratio shall exceed 6.00%,

(ii) the three-month rolling average Default Ratio shall exceed 1.75%, or

(iii)  the three-month rolling average Dilution Ratio shall exceed 2.75% for the period from the date hereof to October 29, 2004 and 2.25% thereafter;”

SECTION 3. Reservation of Rights.

(a) Forbearance. In reliance upon the representations, warranties and covenants of the Borrower contained in this Amendment and any documents or instruments executed in connection herewith, the Agent agrees to forbear from exercising its rights and remedies under the Transaction Documents or applicable law in respect of or arising out of the Dilution Ratio Event, subject to the conditions contained herein.

(b) Reservation of Rights. Other than as provided in Section 2 above, the Agent has not waived, is not by this Amendment waiving, and has no intention of waiving, any Amortization Event which may be continuing on the date hereof (whether the same or similar to the Dilution Ratio Event or otherwise) and, other than as provided in Section 2 above, the Agent has not agreed to forbear with respect to any of its rights or remedies concerning any Amortization Event which may have occurred or are continuing as of the date hereof or which may occur after the date hereof. The Agent reserves the right, in its sole discretion, to exercise any or all of its rights and remedies under the Agreement and the other Transaction Documents as a result of any Amortization Event (other than as provided in Section 2 above) which may be continuing on the date hereof or any Amortization Event which may occur after the date hereof, and Agent has not waived any of such rights or remedies, and nothing in this Amendment, and no delay on its part in exercising any such rights or remedies, should, or shall, be construed as a waiver of any such rights or remedies.

SECTION 4. Reference to and Effect on the Agreement and the Related Documents. Upon the effectiveness of this Amendment, (i) each of the Borrower and PPL Electric hereby reaffirms all representations and warranties made by it in the Agreement (other than as discussed herein) and agrees that all such representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Borrower and PPL Electric hereby represents and warrants that no Amortization Event or Unmatured Amortization Event shall have occurred and be continuing (other than as discussed herein) and (iii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

SECTION 5. Effect. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

SECTION 6. Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law).

SECTION 7. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PPL RECEIVABLES CORPORATION

By: ___________________________
Name: _________________________
Title: __________________________

PPL ELECTRIC UTILITIES CORPORATION

By: ___________________________
Name: _________________________
Title: __________________________

BLUE RIDGE ASSET FUNDING CORPORATION
By: Wachovia Capital Markets, LLC,
        as Attorney-In-Fact

By: ___________________________
Name: _________________________
Title: __________________________

WACHOVIA BANK,
NATIONAL ASSOCIATION,
as a Liquidity Bank and as Agent

By: ___________________________
Name: _________________________
Title: __________________________